EXHIBIT 99.2
------------




               CERTIFICATION OF CHIEF FINANCIAL OFFICER
                        PURSUANT TO SECTION 906
                   OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the amendment on Form 10-K/A, as filed with the Securities and Exchange Commission on the date hereof, to the Annual Report on Form 10-K of CoolSavings, Inc. (the "Company") for the fiscal year ended December 31, 2002 (the "Report"), I, David B. Arney, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)   the Report, as amended, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934;
           and

     (2) the information contained in the Report, as amended, fairly presents, in all material respects, the financial condition and results of operations of the Company.



                            By:   /s/  David B. Arney
                                  ------------------------------
                                  David B. Arney
                                  Chief Financial Officer
                                  June 16, 2003





































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